UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2019

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Corporation as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Corporation ☐

If an emerging growth Corporation, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 25, 2019, the independent certifying accounting firm for Bravatek Solutions, Inc. (the “Company”), D. Brooks and Associates CPA’s, P.A. (the “Accountant”), notified the Company that the Company’s financial statements in each of the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018, and September 30, 2018 (collectively the “Quarterly Reports”), should not be relied upon due to the exclusion of 8760, LLC (“8760”), an entity determined to be a variable interest entity for which HelpComm, Inc. (“HelpComm”) has now been determined to be the primary beneficiary. Accounting Principles Generally Accepted in the United States require the consolidation of a variable interest entity with the financial statements of its primary beneficiary.

HelpComm is the Company’s subsidiary, and HelpComm leases its real property from 8760. The real property held by 8760 was purchased with a mortgage guaranteed by HelpComm. After the Company’s discussions with the Accountant and the Company’s other accountants, the Company determined that the financial results of 8760 during the periods covered by the Quarterly Reports should be consolidated with HelpComm’s financial results for those periods. The Company will file amended Quarterly Reports with restated financial statements for the periods covered by the Quarterly Reports as soon as possible.

The Company’s officers discussed with the Accountant the matters described in this report, provided the Accountant with a copy of the foregoing disclosure in advance of filing this Current Report and requested that the Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report. A copy of that letter is attached hereto as Exhibit 16.1.

ITEM 9.01. Financial Statements and Exhibits.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

16.1	Letter from the Accountant dated January 30, 2019 (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: January 30, 2019	By:	/s/ Debbie King
Debbie King Chief Financial Officer

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